                               UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

- ---------------------------------------------------------------------------
                                FORM 8-K/A
- ---------------------------------------------------------------------------

                             (Amendment No. 1)

                               CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                     Date of Report:  March 19, 1996
                    (Date of earliest event reported)


                           EMERITUS CORPORATION
         (Exact name of registrant as specified in its charter)


         WASHINGTON                1-14012           91-1605464
(State or other jurisdiction  (Commission file     (I.R.S Employer
    of incorporation or            number)       Identification No.)
        organization)


                            Market Place One
                      2003 Western Ave, Suite 660
                            Seattle, WA 98121
                (Address of principal executive offices)
                             (206) 443-4313
          (Registrant's telephone number, including area code)

     On March 19, 1996, Emeritus Corporation completed a sale/leaseback financing (the "Refinancing") of nine assisted-living communities, seven of which were previously owned by the Company and two new developments. The Company reported the Refinancing on its Current Report on Form 8-K dated March 19, 1996 (the "Form 8-K"). Item 2 of the Form 8-K is hereby revised in its entirety and Item 7 of the Form 8-K is hereby revised and supplemented to include certain pro forma financial information with respect to the Refinancing.

Item 2.   Acquisition or Disposition of Assets.
- ------    ------------------------------------

          On March 19, 1996, Emeritus Corporation (the "Company") completed $58 million in sale/leaseback financing with a healthcare real estate investment trust (REIT). The financing included nine assisted-living communities, six operating communities of which were previously owned by the Company, one development community of which was previously owned by the Company and two new developments. Construction is expected to commence on the two new developments in the second quarter of 1996. The $58 million transaction aggregated approximately 900 assisted-living units in four states.

          The six operating communities and one development community previously owned were subject to mortgage indebtedness of approximately $26.1 million which was repaid upon closing. Pursuant to the sale/leaseback the Company entered into operating leases on all seven communities. Each of such leases has a term of eleven years with an option to extend the lease for four additional periods of five years each. Rent for the six previously owned operating communities and one previously owned development community consists of base rent, which the Company expects will equal an annual aggregate of approximately $3.5 million and $526,000, respectively, plus additional rent, the calculation of which is based on the revenue of each respective property. Such additional rent shall be payable commencing during the third year of the lease term.

          The foregoing descriptions are qualified in their entirety by reference to the full text of the leases which are filed herewith and incorporated herein by reference.

Item 7.   Financial Statements and Exhibits.
- ------    ---------------------------------

     (A)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

            (1)  Not applicable.

     (B)  PRO FORMA FINANCIAL INFORMATION.

     The "Emeritus Combined" column set forth in the unaudited pro forma consolidated balance sheet of the Company as of December 31, 1995 assumes that the Refinancing had occurred on December 31, 1995.

          The "Emeritus Combined" column set forth in the unaudited pro forma consolidated statement of operations for the year ended December 31, 1995 assumes that the Refinancing had occurred on January 1, 1995.

     The unaudited pro forma combined financial information set forth below is not necessarily indicative of the Company's combined financial position or the results of operations that actually would have occurred if the transaction had been consummated on such dates. In addition, they are not intended to be a projection of results of operations that may be obtained in the Company's future.

                         EMERITUS CORPORATION
           UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                          DECEMBER 31, 1995

                                                                         Pro Forma       Emeritus
                                                             Emeritus   Adjustments      Combined
                                                            ----------  -----------     ---------
                                                                       (in thousands)
Assets
Current Assets:
   Cash....................................................  $  9,507     $    124  (a)
                                                                            39,452  (b)
                                                                           (25,507) (f)   $23,576
   Restricted cash.........................................     1,025                       1,025
   Trade accounts receivable...............................       212          -              212
   Prepaid expense and other current assets................     1,835           20  (c)     1,855
                                                            ----------  -----------     ----------
          Total current assets.............................    12,579       14,089         26,668
                                                            ----------  -----------     ----------
Property and equipment, net................................    81,041      (32,294) (d)    48,747
Property held for development..............................    14,111          -           14,111
Investment securities available for sale...................     2,825          -            2,825
Note receivable from and investment in affiliate, net......       644          -              644
Other assets, net..........................................     4,435         (124) (a)
                                                                             1,013  (c)
                                                                               417  (c)
                                                                              (424) (e)     5,317
                                                            ----------  -----------     ----------
          Total assets.....................................  $115,635     $(17,323)       $98,312
                                                            ==========  ===========     ==========
Liabilities and Shareholders' Equity:
Current Liabilities:
   Short-term borrowings................................... $     520     $    -          $   520
   Current portion of long-term debt.......................       352          -              352
   Accounts payable........................................     4,249          -            4,249
   Other current liabilities...............................     3,367         (194) (e)     3,173
                                                            ----------  -----------     ----------
          Total current liabilities........................     8,488         (194)         8,294
                                                            ----------  -----------     ----------
Security deposits..........................................       740          -              740
Other long-term liabilities................................       242          -              242
Deferred gain on sale of communities.......................     2,227        8,378  (g)    10,605
Long-term debt, less current portion.......................    66,814      (25,507) (f)    41,307
                                                            ----------  -----------     ----------
          Total liabilities................................    78,511      (17,323)        61,188
                                                            ----------  -----------     ----------
Minority interests.........................................     2,229          -            2,229
Shareholders' Equity:
   Preferred stock.........................................       -            -              -
   Common stock............................................         1          -                1
   Additional paid-in capital..............................    44,910          -           44,910
   Unrealized gain on investment securities................       400          -              400
   Accumulated deficit.....................................   (10,416)         -          (10,416)
                                                            ----------  -----------     ----------
          Total shareholders' equity.......................    34,895          -           34,895
                                                            ----------  -----------     ----------
          Total liabilities and shareholders' equity.......  $115,635     $(17,323)       $98,312
                                                            ==========  ===========     ==========


        See accompanying Notes to Unaudited Pro Forma Consolidated
                         Financial Statements

                         EMERITUS CORPORATION
         UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                 FOR THE YEAR ENDED DECEMBER 31, 1995

                                                                        Leased        Pro Forma       Emeritus
                                                          Emeritus  Communities (h)  Adjustments      Combined
                                                         ---------  ---------------  -----------     ----------
                                                              (in thousands, except per share amounts)
Revenues:
   Rent.................................................  $18,752           $4,896      $   -          $23,648
   Service fees.........................................    2,525              208          -            2,733
                                                         ---------  ---------------  -----------     ----------
          Total operating revenues......................   21,277            5,104          -           26,381
                                                         ---------  ---------------  -----------     ----------
Expenses:
   Community operations.................................   15,864            4,124          -           19,988
   General and administrative...........................    2,630              306         (231) (i)     2,705
   Depreciation and amortization........................    2,800              565       (1,282) (j)     2,083
   Rent.................................................    1,138              -             33  (k)
                                                                                          3,524  (l)
                                                                                           (557) (l)     4,138
                                                         ---------  ---------------  -----------     ----------
          Total operating expenses......................   22,432            4,995        1,487         28,914
                                                         ---------  ---------------  -----------     ----------
          Income (loss) from operations.................   (1,155)             109       (1,487)        (2,533)
                                                         ---------  ---------------  -----------     ----------
Other income (expense):
   Interest expense, net................................   (5,351)             (24)       1,084  (m)    (4,291)
   Other, net...........................................   (1,181)             -            -           (1,181)
                                                         ---------  ---------------  -----------     ----------
          Net other expense.............................   (6,532)             (24)       1,084         (5,472)
                                                         ---------  ---------------  -----------     ----------
          Net income (loss) before extraordinary loss...  $(7,687)          $   85      $  (403)       $(8,005)
                                                         =========  ===============  ===========     ==========

   Net loss per share, before extraordinary loss........                                               $ (0.73)
                                                                                                     ==========

   Weighted average number of common and common
       equivalent shares outstanding....................                                                11,000
                                                                                                     ==========




         See accompanying Notes to Unaudited Pro Forma Consolidated
                          Financial Statements

                         EMERITUS CORPORATION
             NOTES TO UNAUDITED PRO FORMA CONSOLIDATED
                         FINANCIAL STATEMENTS

(1) BASIS OF PRESENTATION

     The accompanying unaudited pro forma consolidated balance sheet as of December 31, 1995 assumes, in the case of the "Emeritus Combined" column, that the Refinancing occurred on December 31, 1995.

     The "Emeritus Combined" column set forth in the unaudited pro forma consolidated statements of operations for the year ended December 31, 1995 gives effect to the Refinancing as if such transaction had occurred on January 1, 1995.

(2) PRO FORMA ADJUSTMENTS

     (a) To eliminate the holdback reserve in the amount of $124,000, which had previously been used to make mortgage interest payments, as if the Refinancing occurred on December 31, 1995.

     (b) To record cash received relating to the sale of the six operating communities and one development community in the amount of $39,452,000, as if the Refinancing occurred on December 31, 1995.

     (c) To record cash collateral, lease commitment fees and tax escrow in the amount of $1,013,000, $417,000 and $20,000, respectively.

     (d) To eliminate the property, plant and equipment, net in the amount of $32,294,000, as if the refinancing occurred on December 31, 1995.

     (e) To eliminate accrued interest expense in the amount of $194,000, as if the Refinancing occurred on December 31, 1995.

     (f) To record refinancings of long-term debt in the amount of $25,507,000, as if the Refinancing occurred on December 31, 1995.

     (g) To record the deferred gain resulting from the sale of the six operating communities and one development community in the amount of $8,378,000, as if the Refinancing occurred on December 31, 1995.

     (h) To record the historical operations for the six months ended June 30, 1995 for the six operating communities as if the Refinancing occurred on January 1, 1995.

     (i) To eliminate general and administrative expenses in the amount of $231,000 that would not have been incurred had the Refinancing been consummated on January 1, 1995.

                           EMERITUS CORPORATION
               NOTES TO UNAUDITED PRO FORMA CONSOLIDATED
                    FINANCIAL STATEMENTS - (Continued)

     (j) To eliminate depreciation and amortization in the amount of $1,282,000 for the year ended December 31, 1995, that would not have been incurred if the Refinancing had been consummated on January 1, 1995.

     (k) To record amortization expense of deferred lease costs in the amount of $33,000 for the year ended December 31, 1995.

     (l) To record rent expense and amortization of the deferred gain for the six previously owned operating communities in the amount of $3,524,000 and $557,000, respectively, for the year ended December 31, 1995, as if the Refinancing had been consummated on January 1, 1995.

     (m) To eliminate interest expense in the amount of $1,084,000 for the year ended December 31, 1995 relating to the Refinancing as if it had been consummated on January 1, 1995.

     (C)  EXHIBITS.

       99.1    Florida Properties (see below)

               99.1.1* Lease Agreement dated March 15, 1996 between Meditrust Acquisition Corporation I and Emeritus Properties I, Inc., with respect to Beneva Park Club (Exhibit 10.16.1)

               99.1.2* Lease Agreement dated March 15, 1996 between Meditrust Acquisition Corporation I and Emeritus Properties I, Inc., with respect to Central Park Club (Exhibit 10.16.2)

               99.1.3* Lease Agreement dated March 15, 1996 between Meditrust Acquisition Corporation I and Emeritus Properties I, Inc., with respect to College Park Club (Exhibit 10.16.3)

               99.1.4* Lease Agreement dated March 15, 1996 between Meditrust Acquisition Corporation I and ESC I, G.P., Inc. with respect to Park Club of Brandon (Exhibit 10.16.4)

               99.1.5* Lease Agreement dated March 15, 1996 between Meditrust Acquisition Corporation I and Emeritus Properties I, Inc., with respect to Park Club of Fort Myers (Exhibit 10.16.5)

               99.1.6* Lease Agreement dated March 15, 1996 between Meditrust Acquisition Corporation I and Emeritus Properties I, Inc., with respect to Park Club of Oakbridge (Exhibit 10.16.6)

       99.2    The Pines at Tewksbury in Tewksbury, Massachusetts

               99.2.1* Lease Agreement dated March 15, 1996 between Meditrust Acquisition Corporation I and Emeritus Properties I, Inc., with respect to Tewksbury (Exhibit 10.37.1)

       99.3**  Press release relating to the sale/leaseback transaction.

       * Incorporated by reference to the indicated exhibit filed with the Company's Annual Report on Form 10-K (File No. 1-14012) on March 29, 1996.

       **      Previously filed.

                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:    May 30, 1996

                                                       EMERITUS CORPORATION
                                                               (Registrant)

                                                         /s/ Kelly J. Price
                                        -----------------------------------
                                    Kelly J. Price, Chief Financial Officer

                                                        /s/ James S. Keller
                                        -----------------------------------
                     James S. Keller, Controller and Director of Accounting
                                             (Principal Accounting Officer)




























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